CORPORATE GUARANTY

Borrower:	Appalachian Oil Company, a Tennessee corporation
Guarantors (and each a Guarantor):
Titan Global Holdings, Inc., a Utah corporation

Titan PCB West, Inc., a Delaware corporation

Titan PCB East, Inc., a Delaware corporation

Oblio Telecom, Inc., a Delaware corporation

Titan Wireless Communications, Inc., a Delaware corporation

Start Talk Inc., a Delaware corporation

Pinless, Inc., a Texas corporation

Borrower has requested that Greystone Business Credit II, L.L.C. as agent ("Agent") for itself and certain lenders ("Lenders") provide certain financial accommodations to Borrower pursuant to the terms of a Loan and Security Agreement among Borrower, Agent and the Lenders parties thereto from time to time, dated of even date herewith (as amended from time to time, the "Loan Agreement"). As one of the conditions to providing financing, Agent and Lenders have required that each Guarantor guaranty all obligations of Borrower to Agent and Lenders.

For value received and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to Borrower by any Lender pursuant to the Loan Agreement, each Guarantor, jointly and severally, unconditionally guaranties the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of the indebtedness, liabilities and obligations of every kind and nature of Borrower to Agent and Lenders (including, without limitation, all interest accruing after the filing of a proceeding under the Bankruptcy Code (as defined in the Loan Agreement) whether or not allowed by the court in such proceeding, and all other indebtedness, liabilities and obligations arising after the filing of any proceeding under the Bankruptcy Code), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, in each case arising under the Loan Agreement or the other Loan Documents (as defined in the Loan Agreement), plus all costs and expenses (including, without limitation, all court costs and reasonable attorneys' and paralegals' fees and expenses) paid or incurred by Agent and Lenders in endeavoring to collect all or any part of such indebtedness, liabilities and obligations from, or in prosecuting any action against, any Guarantor or any other guarantor of all or any part of such indebtedness, liabilities and obligations (all such indebtedness, liabilities, obligations, costs and expenses being hereinafter referred to as "Borrower's Obligations"). All sums becoming due under this Guaranty shall bear interest from the due date thereof until paid at the highest rate charged with respect to any of Borrower's Obligations under the Loan Agreement.

Each Guarantor agrees that its obligations under this Guaranty are unconditional, irrespective of (i) the validity or enforceability of Borrower's Obligations or any note or other instrument evidencing Borrower's Obligations, (ii) the absence of any attempt by any Lender to collect Borrower's Obligations from Borrower or any other guarantor, (iii) any Lender's waiver or consent with respect to any provision of the Loan Documents, (iv) any Lender's failure to perfect or maintain its security interests in, or to preserve its rights with respect to, any of the Collateral (as defined in the Loan Agreement), (v) any Lender's election, in any proceeding under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any of any Lender's claims for repayment of Borrower's Obligations or (viii) any other circumstance which might constitute a legal or equitable discharge or defense of Borrower or a guarantor.

No payment made by or for the account or benefit of any Guarantor (including, without limitation, (i) a payment made by Borrower in respect of Borrower's Obligations, (ii) a payment made by any other Guarantor under this Guaranty or by any other person under any other guaranty of Borrower's Obligations or (iii) a payment made by means of set off or other application of funds by any Lender) shall entitle any Guarantor, by subrogation or otherwise, to any payment by Borrower or any other Guarantor or from or out of any property of Borrower or any other Guarantor, and no Guarantor shall exercise any rights or remedies against Borrower or any other Guarantor or any property of Borrower or any other Guarantor including, without limitation, any right of contribution, indemnity or reimbursement by reason of any performance by such Guarantor under this Guaranty, all of such rights of subrogation, contribution, indemnity and reimbursement being hereby waived by such Guarantor. The provisions of this paragraph shall survive the termination of this Guaranty or the release or discharge of any Guarantor from liability hereunder. Borrower is a third party beneficiary of the provisions of this paragraph.

Each Guarantor hereby waives diligence, presentment, demand for payment, filing of claims with a court in the event of receivership or bankruptcy of Borrower, protest or notice with respect to Borrower's Obligations and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete and irrevocable payment and performance of the obligations and liabilities contained herein. No notice to any party, including any Guarantor, shall be required for Lender to make demand hereunder. Such demand shall constitute a mature and liquidated claim against such Guarantor. At any time after maturity of Borrower's Obligations, whether by acceleration or otherwise, Agent may, at its sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of Borrower's Obligations, without first proceeding against Borrower or any other person or against any of the Collateral. Agent shall have the exclusive right to determine the application of payments and credits, if any, from any Guarantor, Borrower or any other person, on account of Borrower's Obligations.

Agent is hereby authorized, without notice or demand to any Guarantor and without affecting or impairing the liability of any Guarantor hereunder, to from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Borrower's Obligations or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by Borrower and delivered to Agent and/or Lenders; (ii) accept partial payments on Borrower's Obligations; (iii) take and hold Collateral for the payment of Borrower's Obligations, or for the payment of this Guaranty, or for the payment of any other guaranties of Borrower's Obligations or other liabilities of Borrower, and exchange, enforce, waive and release any Collateral; (iv) apply Collateral and direct the order or manner of sale thereof as it may determine in its sole discretion; and (v) settle, release, compromise, collect or otherwise liquidate Borrower's Obligations and any Collateral in any manner.

At any time after maturity of Borrower's Obligations, Agent may, in its sole discretion, without notice to any Guarantor and regardless of the acceptance of any Collateral for the payment hereof, appropriate (or cause to be appropriated) and apply toward payments of Borrower's Obligations, (i) any indebtedness due or to become due from Agent or any Lender to any Guarantor and (ii) any moneys, credits or other property belonging to any Guarantor at any time held by or coming into the possession of Agent or any affiliates of Agent, whether for deposit or otherwise.

Each Guarantor assumes responsibility for keeping itself informed of the financial condition of Borrower and all other guarantors of all or any of Borrower's Obligations, and of all other circumstances bearing upon the risk of nonpayment of Borrower's Obligations or any part thereof that diligent inquiry might reveal, and each Guarantor agrees that neither Agent nor any Lender shall have any duty to advise such Guarantor of information known to Agent or such Lender regarding any of the foregoing. Each Guarantor acknowledges familiarity with Borrower's financial condition and represents that it has not relied on any statements made, or information furnished, by Agent or any Lender or their agents in obtaining such familiarity. If Agent or any Lender provides any such information to any Guarantor, Agent and such Lender shall be under no obligation to (i) undertake any investigation not a part of its regular business routine, (ii) disclose any information which, pursuant to accepted or reasonable commercial finance practices, Agent or such Lender wishes to maintain confidential or (iii) make any other or future disclosures of any information to such Guarantor.

Notwithstanding any contrary provision of this Guaranty, it is intended that neither this Guaranty nor any liens or security interests securing this Guaranty constitute a "Fraudulent Conveyance" (as defined below). Consequently, each Guarantor agrees that if this Guaranty or any liens or security interests securing this Guaranty would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, a "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state or other governmental unit as in effect from time to time.

Each Guarantor waives the right to assert the doctrine of marshaling with respect to any of the Collateral securing Borrower's Obligations. Each Guarantor further agrees that, to the extent Borrower makes one or more payments to Agent or any Lender, or Agent or any Lender receives any proceeds of Collateral, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Borrower, its estate, trustee, receiver or any other party under the Bankruptcy Code or other law, that portion of Borrower's Obligations which has been paid, reduced or satisfied by such payment or proceeds shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue to be in existence and in full force and effect, irrespective of whether any evidence of indebtedness or this Guaranty has been surrendered or canceled.

Each Guarantor agrees that all payments hereunder shall be made without setoff or counterclaims and each Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty. Each Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, or any interest on any instrument or document evidencing all or any part of Borrower's Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of Borrower's Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, foreclosure, surrender or other handling of any Collateral securing Borrower's Obligations.

No delay on the part of Agent or any Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent or any Lender of any right or remedy shall preclude any further exercise thereof except as expressly set forth in a writing duly signed and delivered on Agent's and Required Lenders' behalf by authorized officers or agents of Agent and Required Lenders; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Agent or Lenders, except as expressly set forth in a writing duly signed and delivered on Agent's and Required Lenders' behalf by authorized officers or agents of Agent and Required Lenders. Agent's and Lenders' failure at any time or times hereafter to require strict performance by Borrower or any Guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by Borrower or any Guarantor and delivered to Agent, shall not waive, affect or diminish any right of Agent or any Lender at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been waived by any act or knowledge of Agent or any Lender, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Agent and Required Lenders, and directed to Borrower or such Guarantor, as applicable, specifying such waiver. No waiver by Agent of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Agent or any Lender permitted hereunder shall in any way affect or impair Agent's or such Lender's rights or the obligations of any Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by Borrower to Agent and Lenders shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

Each Guarantor hereby represents and warrants that (i) it is in such Guarantor's direct interest to assist Borrower in procuring credit, because Borrower is an affiliate of such Guarantor, furnishes goods or services to such Guarantor, purchases or acquires goods or services from such Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with such Guarantor, (ii) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of such Guarantor, enforceable in accordance with its terms, and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which such Guarantor is a party or by which it or its assets are affected or bound.

This Guaranty shall be binding upon each Guarantor and upon the successors and permitted assigns of each Guarantor and shall inure to the benefit of Agent and Lenders and their successors and assigns. All references herein to Borrower shall be deemed to include its successors and permitted assigns and all references herein to Agent shall be deemed to include its successors and assigns. Borrower's and each Guarantor's successors and permitted assigns shall include a receiver, trustee, custodian of or for Borrower or such Guarantor or any of their respective assets and Borrower or such Guarantor as debtor-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

EACH GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE AND FEDERAL COURTS IN NEW YORK COUNTY, NEW YORK SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES WITH RESPECT TO THIS GUARANTY AND WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND CONSENTS THAT ALL SERVICE OF PROCESS UPON SUCH GUARANTOR BE MADE BY REGISTERED MAIL OR MESSENGER DIRECTED TO SUCH GUARANTOR AT THE ADDRESS SET FORTH BELOW SUCH GUARANTOR'S SIGNATURE AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH GUARANTOR HEREBY AGREES THAT ANY CLAIM OR DISPUTE BROUGHT BY SUCH GUARANTOR AGAINST AGENT OR ANY LENDER OR ANY MATTER ARISING OUT OF THIS GUARANTY SHALL BE BROUGHT EXCLUSIVELY IN THE STATE AND FEDERAL COURTS IN NEW YORK COUNTY, NEW YORK. EACH GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

THIS GUARANTY SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

Each Guarantor hereby agrees that this Guaranty shall be deemed a "Loan Document" as defined in the Loan Agreement.

This Guaranty may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Guaranty by signing and delivering one or more counterparts.

IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned Guarantors this 17th day of September, 2007.

TITAN GLOBAL HOLDINGS, INC.

By	/s/ Bryan Chance
Its President

TITAN PCB WEST, INC.

By	/s/
Its

TITAN PCB EAST, INC.

By	/s/
Its

OBLIO TELECOM, INC.

By	/s/
Its

TITAN WIRELESS COMMUNICATIONS, INC.

By	/s/
Its

START TALK INC.

By	/s/
Its

PINLESS, INC.

By	/s/
Its

Address for each Guarantor: 1700 Jay Ell Drive, Suite 200 Richardson TX 75081